SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)            August 14, 2002

Systemax Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-13792 (Commission File number)	11-3262067 (I.R.S. Employe Identification No.)

11 Harbor Park Drive, Port Washington, New York 11050
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (516) 608-7000

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

           99.1      Sworn Statement of Richard Leeds, CEO of Systemax Inc.

           992.      Sworn Statement of Steven Goldschein, CFO of Systemax Inc.

Item 9. Regulation FD Disclosure.

           On August 14, 2002, each of the Chief Executive Officer, Richard Leeds, and Chief Financial Officer, Steven Goldschein, of Systemax Inc. submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460. A copy of each of these statements is attached hereto as Exhibits 99.1 and 99.2.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 14, 2002	SYSTEMAX INC. By: /s/ Steven M. Goldschein Steven M. Goldschein Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number 99.1 99.2	Description Of Exhibit Sworn Statement of Richard Leeds, CEO of Systemax Inc. Sworn Statement of Steven Goldschein, CFO of Systemax Inc.	Page 4 5